CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND

Supplement to Prospectus dated February 1, 2024

The following replaces the “Average Annual Total Returns” table under “Performance” in “Fund Summary - Calvert International Responsible Index Fund”:

Average Annual Total Returns as of December 31, 2023	One Year	Five Years	Life of Fund
Class A Return Before Taxes	13.98%	8.04%	5.50%
Class A Return After Taxes on Distributions	13.71%	7.84%	5.23%
Class A Return After Taxes on Distributions and Sale of Class A Shares	8.83%	6.51%	4.45%
Class I Return Before Taxes	19.99%	9.37%	6.44%
Class R6 Return Before Taxes	20.00%	9.39%	6.45%
MSCI World ex USA Index (reflects net dividends, which reflects the deduction of withholding taxes)	17.94%	8.45%	5.83%
Calvert International Responsible Index (reflects net dividends, which reflects the deduction of withholding taxes)	20.34%	9.58%	6.48%

These returns reflect the maximum sales charge for Class A (4.75%). Class A and Class I commenced operations on October 30, 2015. The Class R6 performance shown above for the period prior to February 1, 2019 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different.

Source for the MSCI World ex USA Index: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

October 3, 2024	48554-00 10.3.24